Exhibit 10.06

                  CANCELLATION OF MANAGEMENT AGREEMENT

        THIS CANCELLATION OF MANAGEMENT AGREEMENT is dated the 1st day of May, 2000 between PLASTICS MFG. COMPANY ("PMC") and MGS ENTERPRISES, INC. ("MGS").

        On December 31, 1996, a MANAGEMENT AGREEMENT was entered into between the parties.

        On September 30, 1999 a MODIFICATION OF MANAGEMENT AGREEMENT was entered into between the parties.

        On October 1, 1999 an EXTENSION OF MANAGEMENT AGREEMENT was entered into between the parties.

        The parties therefore now agree to a cancellation of all of the above agreements, effective on the date of the signing of this document. This is part of a preliminary overall plan for the reorganization and consolidation of the various entities.

 SIGNED at Germantown, Wisconsin this 1st day of May, 2000.


 PLASTICS MFG. COMPANY                       MGS ENTERPRISES, INC.


 By:  SCOTT W. SCAMPINI                      By:  SCOTT W. SCAMPINI
      Scott W. Scampini                           Scott W. Scampini

 Drafted by Sandra Gierach

                           PLASTICS MFG. COMPANY

                            MANAGEMENT AGREEMENT


     THIS MANAGEMENT AGREEMENT is entered into as of December 31, 1996 by and between PLASTICS MFG. COMPANY, a corporation organized and existing under the laws of the State of Wisconsin, having its principal place of business at W190 N11701 Moldmakers Way, Germantown, Wisconsin 53022 (the "Company") and MGS ENTERPRISES INC., a corporation organized and existing under the laws of the State of Wisconsin having its principal place of business at W188 N11707 Maple Road, Germantown, Wisconsin 53022 (the "Manager").

                       W I T N E S S E T H:

     WHEREAS, the Company is in the business of manufacturing plastic molded parts; and,
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     WHEREAS, the Manager has been and will be engaged in the
 performance of sales and marketing, consulting and reference work for the benefit of Company, for which the Company has agreed to pay the Manager a Management Fee in accordance with the terms of this Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto agree as follows:

     1.   THE SERVICES

     The Manager agrees to provide sales and marketing, consulting and reference services for the Company throughout the terms of this Agreement. The Company recognizes that the volume of its plastic molding manufacturing business, and the price level for such business, will be due partly to the services of the Manager and the Manager's standing in the plastics industry.

     2.   MANAGEMENT FEES

     a. Company shall pay the Manager a Management Fee equal to one percent (1%) of the total net sales of the Company throughout the term of this Management Agreement. Such fees shall be paid, or accrued, at least annually throughout the term of this Agreement. In the event that the fees are accrued, final payment of all accrued fees shall be due and payable on the last day of the term of this Agreement.

     b. The Company shall be invoiced annually for the Management Fee payable for the previous year.

     c. Upon termination of this Agreement, the Manager expressly understands and agrees that Company's sole obligation shall be to pay the Manager for Fees payable as of the date of termination.

     3.   DUTY TO REPORT INCOME

     The Manager acknowledges and agrees that it is an independent contractor and not an employee of the Company and that it is Manager's sole obligation to report as income all compensation received from Company pursuant to this Agreement. The Manager further agrees that the Company shall not be obligated to pay withholding taxes or similar items, in connection with any payments made to the Manager pursuant to the terms of this Agreement.

     4.   TERM

     This Agreement shall be effective beginning as of January 1, 1997 and shall continue until December 31, 2001; provided, however, that this Agreement shall expire earlier than December 31, 2001 if and when the aggregate of all Management Fees payable under this Agreement equal $240,000.00.

     5.   NOTICES

     All notices and billings shall be in writing and sent via first class mail to the Company and the Manager at their respective addresses set forth at the beginning of this Agreement, or to such other address as either party shall notify the other party by notice given hereunder.

     6.   GENERAL PROVISIONS

     a. The Manager shall not assign this Agreement or delegate its duties hereunder and shall not subcontract any of the services to be performed hereunder without the prior written consent of the Company.

     b. The Manager shall perform the services described herein as an independent contractor and shall not be considered an employee, partner, or joint venturer of the Company or otherwise related to the Company for any purpose.

     c. This Agreement shall be governed by the laws of the State of Wisconsin.

     d. This Agreement constitutes the entire understanding between the Manager and the Company respecting the services described herein.

     e. The failure of either party to exercise its rights under this Agreement shall not be deemed to be a waiver of such rights or a waiver of any subsequent breach.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                   Plastics Mfg. Company (the "Company")


                                   By: MARK G. SELLERS
                                       Mark G. Sellers, President

                                   MGS Enterprises Inc.

                                   By: SCOTT W. SCAMPINI
                                       Scott W. Scampini, President

               MODIFICATION OF MANAGEMENT AGREEMENT


     THIS MODIFICATION OF MANAGEMENT AGREEMENT IS DATED THE 30TH DAY OF SEPTEMBER, 1999 BETWEEN PLASTICS MFG. COMPANY ("PMC") AND MGS
 ENTERPRISES, INC. ("MGS").

     ON DECEMBER 31, 1996, A MANAGEMENT AGREEMENT WAS ENTERED INTO BETWEEN THE PARTIES.

     THE PARTIES HERETO NOW AGREE TO A MODIFICATION OF THE ORIGINAL AGREEMENT, ON THE FOLLOWING TERMS:

     ALL AMOUNTS EARNED BY MGS FOR THE FISCAL YEARS ENDING SEPTEMBER 30, 1998 AND SEPTEMBER 30, 1999 UNDER THE "MANAGEMENT AGREEMENT" BETWEEN THE PARTIES WILL BE CREDITED AGAINST THE AMOUNT OWING FOR MGS' STOCK SUBSCRIPTION UNDER THE SUBSCRIPTION AGREEMENT DATED DECEMBER 31, 1996.

     AMOUNT TO BE CREDITED TO SUBSCRIPTION AGREEMENT DATED DECEMBER 31, 1996 BETWEEN THE PARTIES IS:

     FOR FISCAL YEAR ENDING 9-30-98      $8,500.64

     FOR FISCAL YEAR ENDING 9-30-99     $78,570.79

     TOTAL:                             $87,071.43

 SIGNED AT GERMANTOWN, WISCONSIN THIS 30TH DAY OF SEPTEMBER, 1999.

 PLASTICS MFG. COMPANY        MGS ENTERPRISES, INC.



 BY:  MARK G. SELLERS         By:  SCOTT W. SCAMPINI



                             PLASTICS MFG. COMPANY

                       EXTENSION OF MANAGEMENT AGREEMENT

     THIS EXTENSION AGREEMENT, entered into as of October 1, 1999, by and between PLASTICS MFG. COMPANY, a corporation organized and existing under the laws of the State of Wisconsin, having its principal place of business at W190 N11701 Moldmakers Way, Germantown, Wisconsin 53022 (the "Company") and MGS ENTERPRISES INC., a corporation organized and existing under the laws of the State of Wisconsin, having its principal place of business at W188 N11707 Maple Road, Germantown, Wisconsin 53022 (the "Manager").

                         W I T N E S S E T H :

     WHEREAS, the Company is in the business of manufacturing plastic molded parts, and

     WHEREAS, under a Management Agreement effective December 31, 1996, the Manager has been engaged in the performance of sales and marketing, consulting and reference work for the benefit of the Company, for which the Company has agreed to pay the Manager a Management Fee in accordance with the above Management Agreement; and

     WHEREAS, the Company and the Manager desire to extend and modify the above Management Agreement upon the terms set forth below,

     NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties hereto agree as follows:

     1. That paragraph 4 of the Management Agreement is amended to extend the term of the Agreement for an additional 5-year term or until December 31, 2006. Further, the provision providing for an earlier termination based upon aggregate Management Fees payable under the Management Agreement is deleted in its entirety.

     IN WITNESS WHEREOF, the parties have duly executed this Extension Agreement effective as of October 1, 1999.

                                   PLASTICS MFG. COMPANY (the "Company")



                                   BY:   MARK G. SELLERS
                                         Mark G. Sellers, President

                                   MGS ENTERPRISES INC. (the "Manager")



                                   BY:   SCOTT W. SCAMPINI
                                         Scott W. Scampini, President